Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES EXCHANGE

ACT RULES 13a-14(a) AND 15d- 14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Prystash, certify that:

1.                                       I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of A123 Systems, Inc.; and

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 9, 2012

/s/ David Prystash
David Prystash
Chief Financial Officer